Filed Pursuant to Rule 497(d)
Registration File No.: 333-173601

BLACKROCK PREFERRED PARTNERS LLC

Amended and Restated Supplement dated June 30, 2014 to the
Prospectus, dated July 31, 2013, of
BlackRock Preferred Partners LLC

This amended and restated supplement amends certain information in the Prospectus (the “Prospectus”), dated July 31, 2013, of BlackRock Preferred Partners LLC (the “Fund”). This amended and restated supplement supersedes all prior amendments and supplements to the Prospectus. Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this amended and restated supplement remains unchanged. Capitalized terms not otherwise defined in this amended and restated supplement have the same meaning as in the Prospectus.

Any reference to BlackRock’s website in this amended and restated supplement is intended to allow public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this amended and restated supplement or the Prospectus.

Availability of Most Recently Calculated NAV

The Fund calculates its NAV as of the close of business on the last Business Day of each calendar month, within approximately 25 calendar days after the last Business Day of such month, and at such other times as the Board may determine. Members desiring to obtain the Fund’s most recently calculated NAV may contact the Fund’s administrator, The Bank of New York Mellon, at 1-866-211-4521.  The Fund’s most recently calculated NAV can also be obtained by visiting www.blackrock.com/funds and clicking on “Alternative Investments.”

Repurchases of Units—Repurchases

The Fund will require that each tendering Member tender a minimum of $10,000 worth of Units, subject to the Board’s ability to permit a Member to tender a lesser amount in its discretion.  The Board has delegated to the Fund’s officers the authority to approve tenders of less than $10,000 worth of Units, subject to periodic reporting to the Board.

A 2.00% early repurchase fee payable to the Fund will be charged to any Member that tenders its Units (or portion thereof) to the Fund unless the Valuation Date for the tender offer is on (or later than) the last Business Day of the month immediately preceding the month in which the one-year anniversary of the Member’s Membership Date in respect of the Units (or portion thereof) falls. For example, if a Member’s Membership Date in respect of Units falls in January of year 1, such Member would be subject to the early repurchase fee if such Units were tendered pursuant to a tender offer with a Valuation Date that occurs on any date or prior to the last Business Day in December of year 1, but would not be subject to the early repurchase fee if such Units were tendered pursuant to a tender offer with a Valuation Date on (or later than) the last Business Day in December of year 1. This early repurchase fee would apply separately to each purchase of Units made by a Member. The purpose of the 2.00% early repurchase fee is to reimburse the Fund for the costs incurred in liquidating securities in the Fund’s portfolio in order to honor the Member’s repurchase request and to discourage short-term investments which are generally disruptive to the Fund’s investment program. If applicable, the early repurchase fee will be deducted from the repurchase proceeds paid to the Member.

The Fund may, in its sole discretion, waive the early repurchase fee (a) for tenders where the fee collected from an individual Member would be de minimis as a percentage of the Fund’s net assets on the Valuation Date for the tender offer (e.g., the fee collected would be less than the lesser of 0.005% of the Fund’s net assets on the Valuation Date for the tender offer or $5,000) or (b) in circumstances where a Member can demonstrate that it would suffer severe hardship as a result of paying the early repurchase fee.

Expiration of Sub-Advisor Agreement

Effective July 1, 2014, the sub-advisory agreement between BlackRock Advisors, LLC (“BlackRock”) and BlackRock Financial Management, Inc. (“BFM”) with respect to the Fund expired. BlackRock will remain as the investment adviser to the Fund and will provide investment advisory services to the Fund pursuant to the investment advisory agreement currently in effect with BlackRock. The same portfolio management team will continue to manage the Fund and there will be no change in the advisory fee rate payable by the Fund to BlackRock as a result of the expiration of the sub-advisory agreement.

References in the Prospectus to BFM currently serving as a sub-adviser to the Fund are hereby deleted. For information about the investment advisory arrangement for the Fund and BlackRock, see “Management of the Fund” in the Prospectus.

Members should retain this supplement for future reference

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